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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 6, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
         News Release Dated November 6, 2007

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On November 6, 2007, a news release was issued related to a non-cash charge for a deferred tax valuation allowance to be recorded by General Motors Corporation in its third quarter financial results. The news release is included as
Exhibit 99.1 as part of this item.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                    EXHIBITS
                                    --------

Exhibits                      Description                   Method of Filing
--------                      -----------                   -----------------

Exhibit 99.1                  News Release Dated            Attached as Exhibit
                              November 6, 2007


                                   * * * * * *

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date: November 6, 2007               By:  /s/ NICK S. CYPRUS
                                     ---  ----------------------------
                                          (Nick S. Cyprus, Controller and
                                           Chief Accounting Officer)

                                  EXHIBIT INDEX



Exhibit No. Description
----------- ------------------------------------------------------------

99.1        Press Release dated November 6, 2007